EXHIBIT 99

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FICO SCORE                   COLLATERAL CUTS FOR 2002-NC6 POOL
----------

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FICO                  Total Balance       LTV       Adjusted Balance[1]              WA LTV       WA DTI       WA FICO
                Amount             %                Amount                  %[2]
---------------------------------------------------------------------------------------------------------------------------
FICO NA                           0%     > 65.0                            0%
0 - 499.99                        0%     > 65.0                            0%
500 - 549.99    $ 233,348,011    27%     > 70.0     $    183,400,843      21%         76.80        40.64         527
550 - 574.99    $ 115,274,310    13%     > 70.0     $     89,551,558      10%         76.89        40.12         562
575 - 599.99    $ 118,119,014    14%     > 70.0     $     97,109,538      11%         79.02        39.61         587
600 - 619.99    $  93,845,005    11%     > 70.0     $     75,714,694       9%         79.09        39.49         610
620 - 649.99    $ 139,630,491    16%     > 80.0     $     68,235,715       8%         80.61        38.21         635
650 - 679.99    $  73,380,877     9%     > 80.0     $     39,464,226       5%         81.04        39.43         663
680 - 699.99    $  26,523,142     3%     > 85.0     $      8,887,825       1%         81.39        38.22         689
700 - 749.99    $  40,065,016     5%     > 85.0     $     10,786,692       1%         79.84        38.37         722
750 - 799.99    $  18,008,849     2%     > 85.0     $      4,768,917       1%         79.19        36.62         769
800 +           $     119,811     0%     > 85.0                            0%         71.01        29.57         810
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TOTAL           $ 858,314,526   100%                $ 577,920,008.00      67%         78.68        39.54         597
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TABLE (CONTINUED)
-------------------------------------------------------------------
FICO               % SFD/      % Owner     % Full        % Cashout
                   PUD         Occ.        Doc           Refi
-------------------------------------------------------------------
FICO NA
0 - 499.99
500 - 549.99        91.5        97.9        70.3          73.4
550 - 574.99        90.6        95.9        65.9          69.6
575 - 599.99        87.7        93.4        59.6          64.6
600 - 619.99        85.6        93.1        53.3          64.8
620 - 649.99        86.6        93.4        44.8          58.7
650 - 679.99        85.1        93.2        42.3          58.1
680 - 699.99        78.7        85.6        40.2          50.7
700 - 749.99        82.2        90.2        32.9          45.0
750 - 799.99        72.8        91.4        39.0          38.1
800 +                  -       100.0           -         100.0
-------------------------------------------------------------------
TOTAL               87.6        94.5        56.5         64.3
-------------------------------------------------------------------

FICO: AVERAGE          597         MIN:          500          MAX:         810
              ------------             -------------             --------------



DEBT TO INCOME (DTI) RATIO
--------------------------

---------------------------------------------------------------------------------------------------------------------------------
DTI                         Total Balance       FICO      Adjusted Balance[1]              WA LTV       WA DTI       WA FICO
                      Amount             %                Amount                  %[2]
---------------------------------------------------------------------------------------------------------------------------------
<= 20                 $  33,163,056      4%    < 550      $   6,662,981.00       1%         72.56        15.70         614
20.001 - 25.00        $  40,283,556      5%    < 550      $  10,292,231.00       1%         76.01        22.61         594
25.001 - 30.00        $  72,497,446      8%    < 575      $  28,177,900.00       3%         76.10        27.60         603
30.001 - 35.00        $  98,757,248     12%    < 575      $  37,823,613.00       4%         77.91        32.58         600
35.001 - 40.00        $ 141,317,142     16%    < 600      $  75,349,298.00       9%         78.68        37.65         599
40.001 - 45.00        $ 188,135,011     22%    < 625      $ 117,807,295.00      14%         80.94        42.59         604
45.001 - 50.00        $ 212,790,376     25%    < 650      $ 178,806,735.00      21%         79.93        47.72         595
50.001 - 55.00        $  62,576,650      7%    < 675      $  58,957,057.00       7%         77.39        52.70         569
55+                   $   8,794,042      1%    < 700      $   8,736,500.00       1%         74.81        56.92         561
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TOTAL                 $ 858,314,527    100%               $ 522,613,610.00      61%         78.68        39.54    597.3168
---------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------
DTI                     % SFD/      % Owner     % Full        % Cashout
                        PUD         Occ.        Doc           Refi
------------------------------------------------------------------------
<= 20                   84.6        79.0        37.6          64.6
20.001 - 25.00          91.2        90.8        44.3          61.6
25.001 - 30.00          87.2        91.1        53.2          69.5
30.001 - 35.00          88.5        94.5        51.1          63.9
35.001 - 40.00          87.7        96.1        53.2          63.8
40.001 - 45.00          88.0        96.1        50.3          61.8
45.001 - 50.00          86.0        95.3        65.1          62.4
50.001 - 55.00          89.2        96.4        77.8          74.2
55+                     94.5       100.0        97.4          70.8
------------------------------------------------------------------------
TOTAL                   87.6        94.5        56.5          64.3
------------------------------------------------------------------------

DTI: AVERAGE         39.54        MIN:          0.41       MAX:           59.00
              ------------             -------------             --------------



LOAN TO VALUE (LTV) RATIO
-------------------------

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LTV                         Total Balance       DTI       Adjusted Balance[1]              WA LTV       WA DTI       WA FICO
                      Amount             %                Amount                 %[2]
---------------------------------------------------------------------------------------------------------------------------------
less than 60.00       $  57,212,040      7%     > 50      $  5,889,067          1%          50.15        36.56         595
60.01 - 70.00         $ 102,253,704     12%     > 50      $  9,416,212          1%          66.69        37.80         586
70.01 - 80.00         $ 334,286,998     39%     > 50      $ 27,193,876          3%          77.90        39.35         590
80.01 - 85.00         $ 199,896,051     23%     > 50      $ 22,325,262          3%          84.67        41.07         589
85.01 - 90.00         $ 146,321,303     17%     > 50      $  6,546,275          1%          89.77        40.22         625
90.01 - 95.00         $  17,576,450      2%     > 50                            0%          94.86        39.66         660
95.01 - 100.00        $     767,980      0%     > 50                            0%          96.86        45.28         668
100+                                     0%     > 50                            0%
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 $ 858,314,526    100%               $ 71,370,692          8%          78.68        39.54         597
----------------------------------------------------------------------------------------------------------------------------------

TABLE (CONTINUED)
------------------------------------------------------------------------
DTI                    % SFD/      % Owner     % Full        % Cashout
                       PUD         Occ.        Doc           Refi
------------------------------------------------------------------------
less than 60.00         84.8        91.8        48.7          84.2
60.01 - 70.00           83.3        90.6        50.5          77.8
70.01 - 80.00           87.6        93.1        55.5          67.6
80.01 - 85.00           88.6        95.6        61.5          58.6
85.01 - 90.00           90.8        99.2        54.2          49.1
90.01 - 95.00           85.0       100.0        99.2          50.8
95.01 - 100.00         100.0       100.0        45.1          54.9
100+
------------------------------------------------------------------------
TOTAL                   87.6        94.5        56.5          64.3
------------------------------------------------------------------------

LTV: AVERAGE         78.68         MIN:         9.49         MAX:         98.37
              ------------             -------------             --------------


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket

[2]  Percent of the Aggregate Principal Balance.


                                   - Page 1 -

PRINCIPAL BALANCE
-----------------

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Scheduled Principal        Total Balance       WA FICO     WA LTV       WA DTI       % SFD/      % Owner     % Cashout   % Full
Balance               Amount             %                                           PUD         Occ         Refi        Doc
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K              $  17,459,496     2%      577         71.20       33.74         90.1         83.1       64.7       74.0
$51 - $200K           $ 433,042,487    50%      586         78.00       39.17         88.4         93.9       66.0       65.3
$200.1 - $300K        $ 199,810,098    23%      599         79.45       40.66         85.6         95.7       65.5       51.8
$300.1 - $400K        $ 115,281,818    13%      617         81.05       40.27         87.2         95.8       60.6       42.8
$400.1 - $500K        $  75,655,763     9%      626         79.30       38.74         88.5         94.6       58.1       38.5
$500.1 - $600K        $  13,226,897     2%      629         76.03       39.20         91.4         95.7       66.6       41.6
$600.1 - $700K        $   3,837,967     0%      660         75.73       44.23         83.4        100.0       33.5       50.1
$700.1 - $800K                          0%
$800.1 - $900K                          0%
$900.1 - $1000K                         0%
>$1000K                                 0%
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TOTAL                 $ 858,314,526   100%      597         78.68       39.54         87.6         94.5       64.3       56.5
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL BALANCE: AVERAGE  $157,373       MIN:  $ 20,916       MAX:  $ 683,302
                          ----------            ---------             ---------



DOCUMENTATION TYPE
------------------

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Doc Type                 Total Balance          WA FICO       WA LTV         WA DTI        % SFD/       % Owner      % Cashout
                     Amount             %                                                  PUD          Occ          Refi
-----------------------------------------------------------------------------------------------------------------------------------
Full Doc            $ 484,949,992     57%         584          79.37          40.95         88.0         95.2          68.1
Stated Doc          $ 323,273,689     38%         617          77.48          38.10         86.6         93.9          59.2
Limited Doc         $  50,090,844      6%         598          79.84          35.16         90.6         91.3          60.4
NINA                                   0%
Other                                  0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL               $ 858,314,525    100%         597          78.68          39.54         87.6         94.5          64.3
-----------------------------------------------------------------------------------------------------------------------------------



PROPERTY TYPE
-------------

------------------------------------------------------------------------------------------------------------------------------------
Property Type              Total Balance         WA FICO     WA LTV       WA DTI         % Owner       % Cashout     % Full
                       Amount            %                                               Occ           Refi          Doc
------------------------------------------------------------------------------------------------------------------------------------
Single Family          $ 666,026,967   78%         594        78.78       39.39            95.9         65.7          56.6
PUD                    $  86,116,451   10%         598        79.87       40.56            97.9         58.4          57.8
Townhouse                               0%
2 - 4 Family           $  65,716,257    8%         622        77.36       39.65            76.1         62.7          55.5
Condo                  $  33,733,145    4%         611        77.29       39.90            91.5         53.0          51.7
Manufactured           $   6,721,706    1%         588        73.40       37.82           100.0         74.0          62.3
Other                                   0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  $ 858,314,526  100%         597        78.68       39.54            94.5         64.3          56.5
------------------------------------------------------------------------------------------------------------------------------------

                                   - Page 2 -

LOAN PURPOSE
------------

--------------------------------------------------------------------------------------------------------------------------------
Loan Purpose                          Total Balance          WA FICO       WA LTV         WA DTI        % SFD/       % Owner
                                 Amount              %                                                  PUD          Occ
--------------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                                  0%
Refinance - Cashout              $ 551,775,668     64%         589          77.03         39.60          88.4         94.6
Purchase                         $ 169,687,522     20%         628          83.65         39.27          84.8         93.4
Refinance - Rate Term            $ 136,851,336     16%         592          79.18         39.64          88.1         95.4
Other                                               0%
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                            $ 858,314,526    100%         597          78.68         39.54          87.6         94.5
--------------------------------------------------------------------------------------------------------------------------------



LIEN STATUS
-----------

-----------------------------------------------------------------------------------------------------------------------------------
Lien Status                   Total Balance          WA FICO       WA LTV         WA DTI        % SFD/       % Owner      % Cashout
                          Amount             %                                                  PUD          Occ          Refi
-----------------------------------------------------------------------------------------------------------------------------------
First Lien                $ 858,314,526   100%         597          78.68         39.54          87.6         94.5          64.3
Second Lien                                 0%
Third Lien                                  0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                     $ 858,314,526   100%         597          78.68         39.54          87.6         94.5          64.3
-----------------------------------------------------------------------------------------------------------------------------------



OCCUPANCY STATUS
----------------

-----------------------------------------------------------------------------------------------------------------------------------
Occupancy Type            Total Balance           WA FICO       WA LTV         WA DTI        % SFD/      % Owner        % Cashout
                      Amount              %                                                  PUD         Occ
-----------------------------------------------------------------------------------------------------------------------------------
Primary Residence     $ 810,897,681     94%         596          78.94         39.83          89.2        100.0         64.3
Second Home           $   1,284,731      0%         637          70.14         29.35          60.5          0.0         59.7
Investment            $  46,132,114      5%         624          74.37         34.77          60.8          0.0         63.3
Non-owner                                0%
Other                                    0%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                 $ 858,314,526    100%         597          78.68         39.54          87.6         94.5         64.3
-----------------------------------------------------------------------------------------------------------------------------------



SECTION 32 LOANS
----------------


-----------------------------------------------------------------------------------------------------------------------------------
                            Total Balance          WA FICO       WA LTV         WA DTI        % SFD/       % Owner      % Cashout
                        Amount            %                                                  PUD          Occ          Refi
-----------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans
                        $      -         0%           0            0              0             0             0             0
-----------------------------------------------------------------------------------------------------------------------------------
Total                   $      -                      0            0              0             0             0             0
-----------------------------------------------------------------------------------------------------------------------------------



TOP 5 STATES

--------------------------------------------------
State                                  %
--------------------------------------------------
California                                  39.40
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Florida                                      6.11
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Texas                                        4.57
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Michigan                                     4.84
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Illinois                                     5.33
--------------------------------------------------



  TOP 5 ORIGINATORS

  ------------------------------------------------
  Originator                               %
  ------------------------------------------------
              New Century                  100.00
  ------------------------------------------------

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SERVICER

---------------------------
Servicer           %
---------------------------
Ocwen               100.00
---------------------------

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STRESS ANALYSIS

Default Ramp - 0 to 4.5 CDR over 36 months; LIBOR Ramp: 1 month LIBOR+300 over 36 months; 12 month lag for liquidation losses, Solve for multiple of default ramp at first dollar principal loss for the following prepayment speeds:

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                                           25 CPR         40 CPR      60 CPR
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             AA
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              A
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             BBB
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            BBB-
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                                   - Page 3 -